Exhibit 10.2.12

EXECUTION COPY

AMENDMENT NO. 20 TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 20 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of November 8, 2010 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) SunTrust Robinson Humphrey, Inc., Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, National Association), The Royal Bank of Scotland plc ( successor to ABN AMRO Bank N.V.), and JPMorgan Chase Bank, N.A. (“JPMorgan”) (each of the foregoing, a “Co-Agent”), and

(f) JPMorgan, as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, the LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the RPA.

2.	Amendments to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 3 below, the RPA is hereby amended as follows:

(a) Clause (ii) appearing in the definition of “Eligible Receivable” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

(ii) a Receivable (A) as to which no payment, or part thereof, remains unpaid for 120 days or more from the original invoice date and (B) that is not a Defaulted Receivable,

(b) The definition of “Concentration Limit” set forth on Exhibit I to the RPA is hereby amended to delete the “and” appearing at the end of clause (a) therein, to insert

1

“and” at the end of clause (b) and to insert the following new clause (c) in proper alphabetical order:

(c) at any time, for all Receivables which constitute In-Transit Unearned Receivable Balances, 0% of the aggregate Outstanding Balance of all Eligible Receivables at such time;

(c) Exhibits VIII-A and VIII-B to the RPA are hereby amended and restated in their entirety as set forth in Annexes I and II, respectively, attached hereto.

3.	Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) when each of the following conditions precedent have been satisfied or waived:

(a) The Administrative Agent shall have received the following, each in a form satisfactory to the Administrative Agent: (i) counterparts of this Amendment duly executed by the Seller, the Performance Guarantor, the Required Agents and the Administrative Agent, and (ii) such other documents, instruments or agreements as any Agent shall reasonably request.

(b) The Seller shall have paid the reasonable legal fees and disbursements of the Administrative Agent’s counsel, Sidley Austin LLP, invoiced on or prior to the date on which the conditions described in clause (a) of this Section 3 have been satisfied.

4.	Representations and Warranties. In order to induce the other parties to enter into this Amendment:

(a) The Seller hereby represents and warrants to the Purchasers and Agents that after giving effect to Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date or would result from the execution, delivery and performance of this Amendment, (ii) the RPA, as amended hereby, constitutes legal, valid and binding obligations of the Seller and the Performance Guarantor enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date.

(b) The Performance Guarantor hereby consents to the amendments herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

5.	Ratification. Except as specifically amended or otherwise modified herein, the RPA is hereby ratified, approved and confirmed in all respects.

6.	Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean, respectively, the RPA as modified by this Amendment.

7.	Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

8.	CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

9.	Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Falcon Agent and as Administrative Agent

By:
Name: John M. Kuhns
Title: Executive Director

WELLS FARGO BANK, N.A. (successor by merger to Wachovia Bank, National Association), as Wells Fargo Agent

By:
Name:
Title:

Amendment No. 20 to

Third Amended and Restated Receivables Purchase Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

Amendment No. 20 to

Third Amended and Restated Receivables Purchase Agreement

EXECUTION COPY

AMENDMENT NO. 21 TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 21 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of December 20, 2010 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) SunTrust Robinson Humphrey, Inc., Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, National Association), The Royal Bank of Scotland plc (successor to ABN AMRO Bank N.V.), and JPMorgan Chase Bank, N.A. (“JPMorgan”) (each of the foregoing, a “Co-Agent” and collectively, the “Co-Agents”), and

(f) JPMorgan, as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, the LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the RPA.

2. Amendments to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 3 below, the RPA is hereby amended as follows:

(a) The definition of “Co-Agent Fee Letter” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Co-Agents’ Fee Letter” means, the sixth amended and restated Co-agents’ fee letter, dated as of December 20, 2010 by and among the Agents, the LC Issuer and the Seller, as such fee letter may be further amended, restated, supplemented or otherwise modified from time to time.

1

(b) The definition of “Required Co-Agents” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Required Co-Agents” means (a) on any date of determination prior to the Amortization Date, the Co-Agents of the Bank Groups whose Group Commitments represent more than 50% of the Aggregate Commitments, and (b) on any date of determination on or after the Amortization Date, the Co-Agents of the Bank Groups whose Groups’ respective Capital then outstanding represents more than 50% of the aggregate Capital then outstanding from all Bank Groups; provided, that with respect to any consent required for the extension of the Deferred Payment Termination Date, Required Co-Agents shall mean the Administrative Agent and the Co-Agents (other than the Falcon Agent) for two of the Banks Groups.

(c) The definition of “Trigger Event” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Trigger Event” means (a) the failure of the Performance Guarantor to maintain Available Cash equal to or greater than $25,000,000 at all times, (b) the failure of the Performance Guarantor to maintain, as of the end of the accounting periods set forth below, Consolidated EBITDA in the minimum level set forth below next to such accounting period (for each such period, “Minimum Consolidated EBITDA”):

Period	Minimum Consolidated EBITDA
For the two consecutive fiscal quarters ending September 30, 2010	$50,000,000
For the three consecutive fiscal quarters ending December 31, 2010	$100,000,000
For the four consecutive fiscal quarters ending March 31, 2011	$140,000,000
For the four consecutive fiscal quarters ending June 30, 2011	$210,000,000
For the four consecutive fiscal quarters ending September 30, 2011	$245,000,000
For the four consecutive fiscal quarters ending December 31, 2011	$270,000,000
For the four consecutive fiscal quarters ending March 31, 2012	$300,000,000
For the four consecutive fiscal quarters ending June 30, 2012	$330,000,000

or (c) as of the end of the accounting periods set forth below, Capital Expenditures of the Performance Guarantor and its Subsidiaries shall exceed the amount set forth below next to such accounting period:

2

Period	Maximum Capital Expenditures
For any single fiscal quarter in 2010	$57,500,000
For the four consecutive fiscal quarters ending December 31, 2010	$115,000,000
For the first fiscal quarter in 2011	$20,000,000
For the second fiscal quarter in 2011	$35,000,000
For the third fiscal quarter in 2011	$70,000,000
For the fourth fiscal quarter in 2011	$70,000,000
For any single fiscal quarter in 2012	$50,000,000

(d) Exhibit I to the RPA is hereby amended to insert the following new definition in proper alphabetical order:

“Deferred Payment Termination Date” has the meaning specified in the Co-Agent Fee Letter.

3. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) when each of the following conditions precedent have been satisfied or waived:

(a) The Administrative Agent shall have received the following, each in a form satisfactory to the Administrative Agent: (i) counterparts of this Amendment duly executed by the Seller, the Performance Guarantor, the Co-Agents and the Administrative Agent, (ii) a duly executed copy of the Consent and Amendment No. 19 to the YRCW Credit Agreement (“Amendment No. 19”), dated as of December 20, 2010, among the Performance Guarantor, as borrower, the entities party thereto as Canadian Borrowers, the entities party thereto as UK Borrowers, the financial institutions party thereto and JPMorgan, as administrative agent, (iii) evidence that all conditions precedent to Amendment No. 19 have been satisfied and that the amendments contemplated in Amendment No. 19 have become effective, and (iv) such other documents, instruments or agreements as any Agent shall reasonably request.

(b) the Seller shall have paid the reasonable legal fees and disbursements of (i) the Administrative Agent’s counsel, Sidley Austin LLP and (ii) the Wells Fargo Agent’s counsel, Greenberg Traurig, LLP, in each case, invoiced on or prior to the date on which the conditions described in clause (a) above and this clause (b) have been satisfied.

4. Consent to Amendment No. 19. Effective as of the Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 3 above, the Co-Agents hereby agree that the Interim Restructuring arising by reason of the execution and delivery of Amendment No. 19 shall not constitute a Servicer Default.

5. Representations and Warranties. In order to induce the other parties to enter into this Amendment:

3

(a) The Seller hereby represents and warrants to the Purchasers and Agents that after giving effect to Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date or would result from the execution, delivery and performance of this Amendment, (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligations of the Seller and the Performance Guarantor, enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date.

(b) The Performance Guarantor hereby consents to the amendments herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

6. Ratification. Except as specifically amended or otherwise modified herein, the RPA is hereby ratified, approved and confirmed in all respects.

7. Release. In further consideration of the execution by the Administrative Agent and the Co-Agents of this Amendment, to the extent permitted by applicable law, the Seller, on behalf of itself and all of its successors and assigns (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, each Co-Agent, each of the Purchasers, the LC Issuer, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (a) the RPA or any of the other Transaction Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Seller’s obligations thereunder, the liens securing such obligations, or any or all of the terms or conditions of any Transaction Document), (b) the financial condition, business or operations of the Seller, and (c) the negotiation, documentation and execution of this Amendment and any documents relating hereto, except for Claims determined in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee. The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

8. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean, respectively, the RPA as modified by this Amendment.

4

9. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

10. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Falcon Agent and as Administrative Agent

By:
Name: John M. Kuhns
Title: Executive Director

WELLS FARGO BANK, N.A. (successor by merger to Wachovia Bank, National Association), as Wells Fargo Agent

By:
Name:
Title:

Amendment No. 21 to

Third Amended and Restated Receivables Purchase Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

Amendment No. 21 to

Third Amended and Restated Receivables Purchase Agreement

EXECUTION COPY

OMNIBUS AMENDMENT

AMENDMENT NO. 22 TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

AND

AMENDMENT NO. 8 TO

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of February 28, 2011 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Company”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) SunTrust Robinson Humphrey, Inc., Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, National Association), The Royal Bank of Scotland plc (successor to ABN AMRO Bank N.V.), and JPMorgan Chase Bank, N.A. (“JPMorgan”) (each of the foregoing, a “Co-Agent” and collectively, the “Co-Agents”),

(f) JPMorgan, as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), and

(g) YRC Inc., a Delaware corporation formerly known as Yellow Roadway Corp. and successor by merger to Yellow Transportation, Inc. and Roadway Express, Inc. (“YRC”), USF Reddaway, Inc., an Oregon corporation (“Reddaway”), and USF Holland, Inc., a Michigan corporation (together with YRC and Reddaway, the “Originators”), with respect to that certain (i) Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Company, the Committed Purchasers, the Conduits, the LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “RPA”) and (ii) that certain Amended and Restated Receivables Sale Agreement, dated as of May 24, 2005, by and among the Originators, as sellers, and the Company, as purchaser (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “RSA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in (or incorporated by reference in) the RPA, or if not defined therein, in (or incorporated by reference in) the RSA.

2. Amendments to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 4 below, the RPA is hereby amended as follows:

(a) The definition of “Co-Agent Fee Letter” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Co-Agents’ Fee Letter” means, the seventh amended and restated Co-agents’ fee letter, dated February 28, 2011 by and among the Agents, the LC Issuer and the Seller, as such fee letter may be further amended, restated, supplemented or otherwise modified from time to time.

(b) Clause (b) of the definition of “Trigger Event” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

(b) the failure of the Performance Guarantor to maintain, as of the end of the accounting periods set forth below, Consolidated EBITDA in the minimum level set forth below next to such accounting period (for each such period, “Minimum Consolidated EBITDA”):

Period	Minimum Consolidated EBITDA
For the three consecutive fiscal quarters ending December 31, 2010	$100,000,000
For the four consecutive fiscal quarters ending June 30, 2011	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending September 30, 2011	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending December 31, 2011	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending March 31, 2012	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending June 30, 2012	Agreed EBITDA Amount

; provided, that for purposes of the foregoing, “Agreed EBITDA Amount” shall mean, in respect of each of the four consecutive fiscal quarter periods ending June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, an amount for each such period proposed by the Performance Guarantor and agreed to by the Required Co-Agents, on or prior to April 29, 2011,

(c) The definition of “Required Co-Agents” set forth on Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Required Co-Agents” means (a) on any date of determination prior to the Amortization Date, the Co-Agents of the Bank Groups whose Group Commitments represent more than 50% of the Aggregate Commitments, and (b) on any date of determination on or after the Amortization Date, the Co-Agents of the Bank Groups whose Groups’ respective Capital then outstanding represents more than 50% of the aggregate Capital then outstanding from all Bank Groups; provided, that with respect to any consent required for (i) the extension of the Deferred Payment Termination Date or the Restructuring Closing Date, (ii) the waiver of any condition set forth in the definition of “Restructuring Closing Date” and (iii) the approval of the Agreed EBITDA Amount, Required Co-Agents shall mean the Administrative Agent and the Co-Agents (other than the Falcon Agent) for two of the Banks Groups.

(d) Exhibit I to the RPA is hereby amended to insert the following new definition in proper alphabetical order:

“Restructuring Closing Date” shall have the meaning specified in the Co-Agents’ Fee Letter.

3. Amendment to the RSA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 4 below, the second sentence appearing in Section 4.1(a)(i) of the RSA is hereby amended and restated in its entirety as follows:

Such auditor’s report shall be (other than with respect to the auditor’s report delivered in (a) 2011 in respect of the fiscal year ended 2010 and (b) 2010 in respect of the fiscal year ended 2009) free from exceptions, reservations or qualifications as result of which the auditor would be unable to conclude that the financial statements fairly present or adequately disclose in all material respects the financial condition of YRC Worldwide Inc. and its consolidated Subsidiaries, provided however, that such auditor’s reliance on audit results provided by other auditors of recognized national standing shall not constitute such exception, reservation or qualification, and shall not be limited because of restricted or limited access by such accountant to any material portion of YRC Worldwide Inc.’s or any Subsidiary’s records.

4. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) when each of the following conditions precedent have been satisfied or waived:

(a) The Administrative Agent shall have received the following, each in a form satisfactory to the Administrative Agent: (i) counterparts of this Amendment duly executed by the Company, the Performance Guarantor, the Co-Agents, the Administrative Agent and the Originators, (ii) a duly executed copy of Amendment No. 20 to the YRCW Credit Agreement

(“Amendment No. 20”), dated as of February 28, 2011, among the Performance Guarantor, as borrower, the entities party thereto as Canadian Borrowers, the entities party thereto as UK Borrowers, the financial institutions party thereto and JPMorgan, as administrative agent, (iii) evidence that all conditions precedent to Amendment No. 20 have been satisfied and that the Amendment No. 20 is in full force and effect, and (iv) such other documents, instruments or agreements as any Agent shall reasonably request.

(b) the Company shall have paid the reasonable legal fees and disbursements of (i) the Administrative Agent’s counsel, Sidley Austin LLP and (ii) the Wells Fargo Agent’s counsel, Greenberg Traurig, LLP, in each case, invoiced on or prior to the date on which the conditions described in clause (a) above and this clause (b) have been satisfied.

5. Consent to Amendment No. 20. Effective as of the Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 4 above, the Co-Agents hereby agree that the Interim Restructuring arising by reason of the execution and delivery of Amendment No. 20 shall not constitute a Servicer Default.

6. Representations and Warranties. In order to induce the other parties to enter into this Amendment:

(a) The Company hereby represents and warrants to the Agents that after giving effect to Sections 2, 3 and 5 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date or would result from the execution, delivery and performance of this Amendment, (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligations of the Company and the Performance Guarantor, enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Company’s representations and warranties contained in the RPA is correct as of the Effective Date.

(b) Each of the Originators hereby represents and warrants to the Company and the Agents that after giving effect to the amendments contained in Section 3 above, (i) no Event of Default or Potential Event of Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RSA, as amended hereby, constitutes the legal, valid and binding obligation of such Originator enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding of equity or at law) and (iii) excluding Section 2.1(j) of the RSA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby) each of such Originator’s representations and warranties contained in the RSA is true and correct as of the Effective Date.

(c) The Performance Guarantor hereby consents to the amendments herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

7. Ratification. Except as specifically amended or otherwise modified herein, the RPA and RSA are hereby ratified, approved and confirmed in all respects.

8. Release. In further consideration of the execution by the Administrative Agent and the Co-Agents of this Amendment, to the extent permitted by applicable law, each of the Company, the Performance Guarantor and each Originator, on behalf of itself and all of its successors and assigns (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, each Co-Agent, each of the Purchasers, the LC Issuer, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (a) the RPA, the RSA or any of the other Transaction Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Company’s, the Performance Guarantor’s or any Originator’s obligations thereunder, the liens securing such obligations, or any or all of the terms or conditions of any Transaction Document), (b) the financial condition, business or operations of the Company, the Performance Guarantor or any Originator, and (c) the negotiation, documentation and execution of this Amendment and any documents relating hereto, except for Claims determined in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee. The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

9. Reference to Agreement. (a) From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean, respectively, the RPA as modified by this Amendment.

(b) From and after the Effective Date, each reference in the RSA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RSA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean, respectively, the RSA as modified by this Amendment.

10. Costs and Expenses. The Company agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

11. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

USF REDDAWAY, INC.

By:
Name:
Title:

USF HOLLAND, INC.

By:
Name:
Title:

Omnibus Amendment

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Falcon Agent and as Administrative Agent

By:
Name: John M. Kuhns
Title: Executive Director

WELLS FARGO BANK, N.A. (successor by merger to Wachovia Bank, National Association), as Wells Fargo Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

Omnibus Amendment